Cautionary Note About Forward-Looking Statements: Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward looking statements Factors that may cause our actual – . results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes on our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) significant labor disturbances which could disrupt industries we serve; 5) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 6) the adequacy of our financial reserves; 7) our continuing ability to comply with financial covenants in our lines of credit and other financing agreements; 8) our ability to attract and retain competent employees in key positions or to find temporary employees to fulfill the needs of our customers; 9) our ability to successfully complete and integrate acquisitions that we may make from time to time; and 10) other risks described in our filings with the Securities and Exchange Commission, including our most recent Form 10-K and Form 10-Q filings. Use of estimates and forecasts: Any references made to Q-4 2011 or fiscal year 2011 are based on management guidance issued October 26, 2011, and are included for informational purposes only and are not an update or reaffirmation. Any other reference to future financial estimates are included for informational purposes only and subject to factors discussed in our 10 K and 10 Q filings - - . 2

TrueBlue Investment Highlights  Specialized approach in serving the market  Compelling growth potential for staffing industry  Unique industry-related drivers for TrueBlue relate  More opportunities to serve the staffing market  Multiple growth strategies  Strong operating leverage  Solid balance sheet 3

A Leading Provider of Blue-Collar Staffing Every day, we use our specialized approach to the market to find new opportunities to better serve customers and workers at all skill levels . 4

Blue-Collar Specialties General labor, on demand Specialized skills for manufacturing & logistics Skilled trades for energy, industrial, & construction projects Aviation mechanics & technicians Truck drivers 5

The Leading Provider of Blue-Collar Staffing 2011 Revenues = $1.3 Billion* * 2011 forecasted revenue per guidance issued on Oct. 26, 2011. Brand revenue estimated amounts rounded to the nearest $5 million. 6

Sales by Industry 2011 TTM* 2006 Construction 23% 37% Manufacturing 21% 17% Transportation 12% 9% Wh l l T d 9% 10%o esa e ra e Retail 7% 8% Services & Other 16% 19% Aviation 12% 0% 7 * 2011 TTM – Trailing 12 month business mix as a percentage of total revenue for the period October 2010 through September 2011.

TrueBlue Recognized as a Credible Industry Leader “ “Forbes Most T t th “VIP program to t lBest practices by DHS/ICE Partner” rus wor y Companies” promo e emp oyee fairness and safety” “Platinum 400” “Award of Excellence” “Hot Growth Company” “National Universal Agreement to Mediate” 8

Blue-Collar Staffing: A Sizable Industry Other Healthcare Industrial/ Blue-Collar Finance $20 Billion Office IT $75 Billi on 9 Staffing Industry Analysts 2010 forecast, rounded

Staffing Industry and TrueBlue-Specific Growth Drivers Attractive Drivers for Staffing Industry Unique Industry Drivers Economic volatility & uncertainty Construction rebound uncertaint Greater need for flexibility & agility Growing need & shortage of truck drivers Increased government regulation Manufacturing growth expected to continue Aging workforce 10

Blue-Collar Staffing – Strong Future Growth $20B 2015 Market Forecast2010 Market Source: Staffing Industry Analysts, Moody’s economic forecasts, TrueBlue estimates 11

Staffing Industry Still in Early Innings of Growth Well Beneath the Peak of the Last Cycle Source: Bureau of Labor Statistics. Temporary penetration rate defined as temporary help employment as a percentage of total U.S. non-farm employment. Seasonally adjusted. Yellow shaded areas represent official U.S. recessionary periods. 12

Construction Poised to Rebound Construction Employment As a percentage of total non-farm employment A construction rebound should provide additional revenue growth and higher gross margin for TrueBlue.* 5.1% Historical Average (1950 – 2010) “Construction is projected to be the fastest growing goods-producing industry over the next decade as employment returns to 5.1% of the workforce. This increase represents 1.3 million new jobs by 2018.” Bureau of Labor Statistics, 2018 Employment Projections 13 Chart Source: Bureau of Labor Statistics. Seasonally adjusted. 2011 is through September. * Based on company’s historical experience

Transportation Employment Poised for Growth U.S. Transportation Employment 000s 20-yr average. Bureau of Labor Statistics, 2018 Employment Projections Rosalyn Wilson, Council of Supply Chain Management Professionals Source: Bureau of Labor Statistics. Seasonally adjusted. 14

New Boom Ahead for U.S. Manufacturing Purchasing Managers Index PMI 65 55 60 Boston Consulting Group, May 5, 201150 40 45 30 35 Source: Federal Reserve Bank of St. Louis. A PMI reading above 50 percent indicates that the manufacturing economy is generally expanding; below 50 percent that it is generally declining. 15 '95 '00 '05 '10

More Opportunities to Serve the Market 2006 2011 Labor Ready CLP CLP (11%) Spartan (11%) PlaneTechs (11%) $1.35B Revenue (89%) (11%) $1 3B Labor C t li. Revenue Ready (63%) en er ne (4%) $5 Billion Market $13 Billion Market 16 Percentages in parentheses represent the mix of total company revenue by brand 2011 is forecasted revenue based on guidance issued on Oct. 26, 2011.

Market Share Opportunities 1 2 $4 Billion (20%) Market Size & (Market Share) $7 Billion (2%) $1 Billion (15%) $800 Million (19%) $500 Million (10%) 1 Staffing Industry Analysts 2010 forecast, 2 Market share (%) based on TrueBlue estimates 17

Multiple Growth Strategies Focus HowWhy Organic Growth in Existing Geographies +++ Operating Leverage • Vertical Market Specialization • Brand Leadership Geographic Expansion + Market Share • Sales Tools and Training • On-site Management • Multi-Branded Locations P i il T k iAcquisitions + Market Share & Scale • r mar y uc - ns • Secondary focus: new service lines 18

Vertical Market Specialization  Dedicated sales leaders with expertise in the specific industries we serve  Specialized national sales and service teams deliver tailored solutions to our national customers  Industry selling and service Best Practices used by branch staff to serve local customers better  Strong customer relationships and loyalty from the local to national level 19TrueBlue™ (NYSE:TBI) Q4 2011 Investor Presentation

Strong Operating Leverage from Organic Revenue O i th f i ti hi Incremental Revenue $100 rgan c grow rom ex s ng geograp es = 15% - 18% incremental EBITDA margins* Gross Profit Generated $25- $26 Operating Expense Associated with Incremental Revenue $(8) – (11) Incremental EBITDA $15 - 18 * Reflects an approximation of the incremental EBITDA that management believes can be achieved, in general, with favorable revenue growth and current gross margin, revenue mix and geographic footprint. See disclosure and reconciliation of EBITDA in Appendix. 20

Geographic Expansion Opportunities Existing markets KEY 21

Successful Acquisition Record A i iti R lt H W V t A i iticqu s on esu s ow e e cqu s ons Does it fit our strategy? Does it exceed our return on investment requirements? Does it fit our culture and operational structure? Does it bring unnecessary financial or legal risks? 22

Recent Revenue Trends 18% normal- ized growth* 24 * Q4 2011 mid-point revenue forecast issued on Oct. 26, 2011 of 9% growth -- or 18% growth on a comparable week basis. Q4 ’10 was a 14 -week quarter vs. 13 weeks for Q4 ‘11.

Financial Summary Q 3 2011 Q 3 2010 G th %- - row Revenue $ 371 $ 313 19% Gross profit $ 100 $ 85 18% % of Revenue 26.9% 27.0% SG&A expense $ 73 $ 64 14% % of Revenue 19 7% 20 6% . . Depreciation/amortization $ 4 $ 4 9% % of Revenue 1.1% 1.2% Income from operations $ 22 $ 16 38% % of Revenue 6.0% 5.2% Net income $ 14 $ 10 36% % of Revenue 3.7% 3.3% Earnings per share $ 0.33 $ 0.23 43% 25 Dollar amounts in millions, except EPS. Some amounts may not sum due to rounding. TrueBlue™ (NYSE:TBI) Q4 2011 Investor Presentation

Gross Margin Change 28% +0.3%-0.4% 26% 24% 27.0% 26.9% 22% Q3 2010 Actual 2010 HIRE Act Credits Pricing Q3 2011 Actual 26TrueBlue™ (NYSE:TBI) Q4 2011 Investor Presentation

SG&A Expense Change $70 $80 +$6M +$2M +$1M $50 $60 $30 $40 $64M $73M $10 $20 $0 Q3 2010 Actual Variable Expenses People Investments Other Q3 2011 Actual 27TrueBlue™ (NYSE:TBI) Q4 2011 Investor Presentation

2011 Stock Buyback Activity Purchases Shares Total Cost Q-2 ’11 0 9 million $13 million . Q-3 ’11 3.0 million $37 million Q-4 ‘11* 0.4 million $ 5 million 2011 Total 4.3 million $55 million Remaining Authorization* $42 million (*) As of Oct. 26, 2011 28TrueBlue™ (NYSE:TBI) Q4 2011 Investor Presentation

Solid Balance Sheet In millions Q-3 2011 Q-4 2010 Cash & investments $99 $163 Accounts receivable $174 $109 Current ratio 2.3 3.4 Restricted cash & investments $137 $120 Workers’ comp reserve $188 $187 Debt $0 $0 Shareholders’ equity $291 $313 29

Reconciliation of EBITDA to Net Income $$ $ $$ $ $$ $ $ $ $ *EBITDA is non-GAAP financial measure which excludes interest, taxes, depreciation and amortization from net income. EBITDA is a key measure used by management in evaluating performance. EBITDA should not be considered a measure of financial performance in isolation or as an alternative to net income (loss) in the Statement of Operations in accordance with $ $ 31 GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. Some amounts may not sum due to rounding.